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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported)     July 11, 2002
                                                --------------------------------

                         Retractable Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Texas                           000-30885          75-2599762
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(State or Other Jurisdiction             (Commission        (IRS Employer
      of Incorporation)                  File Number)       Identification No.)

511 Lobo Lane, Little Elm, Texas                               75068-0009
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code   (972) 294-1010
                                                  --------------------

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.        OTHER EVENTS

         On July 11, 2002, the Registrant issued a press release, a copy of which is attached to this Form 8-K as exhibit 99.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

c.             Exhibits

99.            Press Release of Retractable Technologies, Inc. issued July 11,
               2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 11, 2002                         RETRACTABLE TECHNOLOGIES, INC.
                                            (Registrant)

                                            BY: /s/ STEVEN R. WISNER
                                                --------------------
                                                STEVEN R. WISNER
                                                EXECUTIVE VICE PRESIDENT,
                                                ENGINEERING & PRODUCTION

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                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------

99             Press Release of Retractable Technologies, Inc. issued July 11,
               2002